SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                   [ ]  Confidential, For Use of the Commission
                                                        Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-
     11(c) or Rule 14a-12

                        SOUTHERN FINANCIAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:
           .....................................................................
     (2)   Aggregate number of securities to which transaction applies:
           .....................................................................
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           .....................................................................
     (4)   Proposed maximum aggregate value of transaction:
           .....................................................................
     (5)   Total fee paid:
           .....................................................................

[ ]  Fee paid previously with preliminary materials.
           .....................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:
           .....................................................................
     (2)   Form, Schedule or Registration Statement no.:
           .....................................................................
     (3)   Filing Party:
           .....................................................................
     (4)   Date Filed:
           .....................................................................

                        SOUTHERN FINANCIAL BANCORP, INC.






Dear Shareholders:


         You are cordially invited to attend the Annual Meeting of Shareholders of Southern Financial Bancorp, Inc. (the "Company"), which will be held on April 23, 1998 at 2:00 p.m., at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia 20186.

         At the Meeting, two directors of the Company will be elected for a term of three years. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed form of proxy. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

         The Board of Directors and management of the Company appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                         Sincerely yours,



                                         GEORGIA S. DERRICO
                                         Chairman and
                                         Chief Executive Officer


Warrenton, Virginia
March 20, 1998

                        SOUTHERN FINANCIAL BANCORP, INC.
                                37 E. Main Street
                            Warrenton, Virginia 20186


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of Common Stock, par value $0.01 per share (the "Common Stock") of Southern Financial Bancorp, Inc. (the "Company") will be held at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia, on April 23, 1998 at 2:00 p.m., for the following purposes:

         1. To elect two directors to serve on the Company's Board of Directors for a term of three years, or until their successors are elected and qualify;

         2. To ratify the designation by the Board of Directors of KPMG Peat Marwick LLP as auditors for the fiscal year ended December 31, 1997 and the fiscal year ending December 31, 1998; and

         3. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on February 28, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.



                                           By Order of the Board of Directors



                                           Mary F. Henward,
                                           Secretary

Warrenton, Virginia
March 20, 1998


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                        SOUTHERN FINANCIAL BANCORP, INC.

                               -------------------

                                 PROXY STATEMENT

                               -------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 23, 1998


                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Southern Financial Bancorp, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company to be used at the Annual Meeting of Shareholders to be held on April 23, 1998 at 2:00 p.m. at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia (the "Annual Meeting") and any adjournment thereof.

         The principal executive offices of the Company are located at 37 E. Main Street, Warrenton, Virginia 20186, telephone (540) 349-3900. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of the Company's soliciting materials) are being mailed to the Company's shareholders is March 20, 1998. The cost of soliciting proxies will be borne by the Company.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with Lynette D. Ridgley, Vice President, Southern Financial Bancorp, Inc., 37 E. Main Street, Warrenton, Virginia 20186; (ii) submitting a duly executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         Only shareholders of record at the close of business on February 28, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 1,592,781 shares of Common Stock issued and outstanding and 274 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. The Company had 15,634 shares of preferred stock issued and outstanding at the Record Date. Holders of preferred stock are not entitled to notice of, or to vote at, the Annual Meeting.

         As of the Record Date, directors and executive officers of the Company and their affiliates, persons and entities as a group, owned beneficially a total of 443,044 shares of Common Stock, or approximately 25.30% of the shares of Common Stock outstanding on such date. Directors and executive officers of the Company have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will be counted as not voting in favor of the relevant item. Since the election of directors is determined by a plurality vote, abstentions will not affect such election.

         A broker who holds shares in street name has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a broker non-vote. Under the circumstances where the broker is not permitted to or does not exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker non-votes will be counted for purposes of determining the existence of a quorum, but also will be counted as not voting in favor of the particular matter.


                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualify. One class of directors is elected annually. Two directors are to be elected at the Annual Meeting to serve for a term of three years.

         The Board acts as a nominating committee for selecting the nominees for election as directors. The nominating committee delivers written nominations to the secretary of the Company at least twenty days prior to the date of the Annual Meeting. The Board has no reason to believe that any of the nominees will be unavailable to serve as a director if elected. Five other directors have been elected to terms that end either in 1999 or 2000, as indicated below.

         The Company's Bylaws provide, however, that shareholders entitled to vote for the election of directors may name nominees for election to the Board. Under the Company's Bylaws, notice of a proposed nomination meeting certain specified requirements must be received by the Company not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that, if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.

         The Company's Bylaws require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Company that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Company's Bylaws further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and
(ii) the class and amount of such shareholder's beneficial ownership of the Company's capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder's nomination should not be brought before the annual meeting and that such nominee shall not be eligible for election as a director of the Company.

         Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed below may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

         In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

                 NOMINEES FOR ELECTION FOR TERM EXPIRING IN 2001

                                                                                         Year First
             Name; Age; Principal Occupation for Past Five Years;                        Elected as
                   and Directorships in Public Corporations                               Director
                   ----------------------------------------                               --------
Georgia S. Derrico       53, Chairman of the Board and Chief  Executive  Officer            1986
                         of the Company since 1986; having served as Senior Vice
                         President,  Chief  Administrative  and Credit  Officer,
                         Multinational Division,  District Head of Chemical Bank
                         prior thereto.

John L. Marcellus, Jr.   75,  Retired  President  and  Chairman  of  the  Board,            1986
                         Oneida, Ltd., a silverware manufacturing company. Other
                         directorship: Kuhlman Corporation.

              INCUMBENT DIRECTORS SERVING FOR TERM EXPIRING IN 1999


                                                                                         Year First
             Name; Age; Principal Occupation for Past Five Years;                        Elected as
                   and Directorships in Public Corporations                               Director
                   ----------------------------------------                               --------
Virginia Jenkins         50, Owner, V. Jenkins Interiors and Antiques.                      1988

Michael P. Rucker        57, Executive with  Caterpillar,  Inc., a manufacturing            1991
                         company; Chairman of the Board, George H. Rucker Realty
                         Corp., a real estate development company.

              INCUMBENT DIRECTORS SERVING FOR TERM EXPIRING IN 2000

                                                                                         Year First
             Name; Age; Principal Occupation for Past Five Years;                        Elected as
                   and Directorships in Public Corporations                               Director
                   ----------------------------------------                               --------
Neil J. Call             64, Executive Vice President, MacKenzie Partners, Inc.,            1986
                         a New York financial  consulting  company,  since 1990;
                         having served as Executive Vice President,  D.F. King &
                         Co.,  Inc.  from  1986  to  1990;  and  Executive  Vice
                         President,  Finance,  Gulf and Western Industries prior
                         thereto.

David de Give            55,  Senior Vice  President of the Company  since 1992;            1986
                         having been a cattle breeder and private  investor from
                         1989 to 1992;  having  served as  President,  Newmarket
                         Capital Corp., a mortgage  company,  from 1986 to 1989;
                         and Vice President in charge of U.S. Funding,  Chemical
                         Bank, prior thereto.


R. Roderick Porter       52,  President,  FX Concepts,  Ltd.,  an  international            1986
                         money  management  firm,  since  January  1994;  having
                         served as Managing Director, West Capital, Inc., a real
                         estate  advising  firm,  from  1992 to 1994;  Chairman,
                         Newmarket  Capital  Corp.,  a  mortgage  company;   and
                         Principal of Morgan Stanley prior thereto.


         In 1997, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings of all committees of the Board on which the director then served. Seven meetings of the Board were held during 1997.

Committees of the Board

         The Asset/Liability Management Committee has authority for policy formulation and administration of the Company's asset/liability management policies. The Asset/Liability Management Committee, which consists of Ms. Derrico and Messrs. Porter (Chairman) and de Give, reports monthly to the Board on the interest sensitivity of the Company, including an analysis of the duration of the Company's assets, liabilities and contingent liabilities as well as the mortgage pipeline and a calculation of the duration of the Company's equity. The Asset/Liability Management Committee met seven times during 1997. The Asset/Liability Management Committee frequently discusses policy issues by teleconference (see "Compensation of Directors").

         The Credit Committee has authority and responsibility to oversee the prudent operation of the Company's lending function, including the ongoing qualitative review of the loan portfolio. The Credit Committee, which consists of Ms. Derrico and Messrs. Call (Chairman) and Rucker, is responsible for reviewing all loans and approving loans above a certain minimum amount, and for insuring the development and maintenance of sound credit policies and procedures. The Credit Committee met in person three times during 1997. The Credit Committee frequently discusses credit issues by teleconference (see "Compensation of Directors").

         The Audit Committee assists the Board in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices of the Company. The Audit Committee consists of Messrs. Call (Chairman) and Marcellus and Ms. Jenkins and met one time during 1997.

         The Compensation Committee reviews the performance of, and establishes the compensation for, the executive officers of the Company. The Company's executive compensation programs are designed to retain and reward executives based upon (i) their individual performance and ability to lead the Company to achieving its goals and (ii) the Company's performance. The Compensation Committee consists of Messrs. Call and Marcellus (Chairman) and Ms. Jenkins and met two times during 1997.

Certain Relationships and Related Transactions

         Georgia S. Derrico, Chairman of the Board and Chief Executive Officer and a director of the Company, and R. Roderick Porter, a director of the Company, are married to each other.

         It is currently the Company's policy not to make loans to members of its executive management. However, the following residential mortgage loan from the Company to William H. Lagos, the Company's Senior Vice President and Controller, currently is outstanding:


Name and Type    Year    Original Loan      Highest Balance     Balance as of       Interest Rate at
  of Loan        Made       Balance          During 1997      December 31, 1997     December 31, 1997
  -------        ----       -------          -----------      -----------------     -----------------
 One Year
Adjustable       1987       $138,000          $116,987            $113,757            5.25%


                                 STOCK OWNERSHIP

         The following table lists those persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who, to the knowledge of the Company, were the beneficial owner of more than 5% of the outstanding voting shares of the Company, as of January 31, 1998.

                     Name and Address of                                    Number of            Percent
Title of Class        Beneficial Owners                                     Shares(1)            of Class
--------------        -----------------                                     ---------            --------

Common Stock         Georgia S. Derrico(2)                                  179,786(3)            10.74%
                     R. Roderick Porter
                     2954 Burrland Lane
                     The Plains, Virginia  20171



                     Name and Address of                                    Number of            Percent
Title of Class        Beneficial Owners                                     Shares(1)            of Class
--------------        -----------------                                     ---------            --------

                     Max C. Chapman                                         127,118                7.98%
                     Nomura Holding America
                     2 World Financial Center
                     Building B
                     New York, New York  10281-1198

                     The Torray Companies                                   123,101(4)             7.73%
                     Robert E. Torray
                     6610 Rockledge Drive, Suite 450
                     Bethesda, Maryland  20817

                     Value Partners, Ltd.                                   117,289(5)             7.36%
                     Fisher Ewing Partners
                     Richard W. Fisher
                     Timothy G. Ewing
                     2200 Ross Avenue, Suite 4600
                     West Dallas, Texas  75201

                     Hovde Capital, L.L.C.                                      *(6)                 *
                     Financial Institution Partners II, L.P.
                     1629 Colonial Parkway
                     Inverness, Illinois  60067

                     Salem Investment Counselors, Inc.                       98,848(7)             6.21%
                     P. O. Box 25427
                     Winston-Salem, North Carolina  27114-5427

                     David G. Booth(8)                                       95,635(9)             5.89%
                     Jane Marvel Garnett
                     24 Monroe Place #9A
                     Brooklyn, New York  11201

____________________________

(1) Except as otherwise indicated, includes shares held directly, as well as shares held in retirement accounts or by certain family members or corporations over which the named individuals may be deemed to have voting or investment power.

(2)     Georgia S. Derrico and R. Roderick Porter are married to each other.

(3) Includes (a) 78,689 shares owned individually by Ms. Derrico over which she has sole voting and investment power and 76,856 shares that Ms. Derrico may acquire pursuant to the exercise of stock options; and (b) 20,202 shares of Common Stock and 4,039 shares of convertible preferred stock owned individually by Mr. Porter over which he has sole investment power. Ms. Derrico and Mr. Porter disclaim beneficial ownership of each other's shares.

(4) The Torray Fund, as managed by The Torray Corporation, beneficially owns 86,236 shares. The Torray Corporation may be deemed to have sole voting and investment power over all such shares. Robert E. Torray, President of The Torray Corporation, may be deemed to have shared voting and investment power over these shares. Robert E.

        Torray & Co., Inc. beneficially owns, on behalf of its clients, 36,865 shares. Mr. Torray may be deemed to have sole voting and investment power over 28,130 of such shares.

(5)     Value  Partners,   Ltd.,  as  managed  by  Fisher  Capital   Management,
        beneficially owns 117,289 shares. Fisher Ewing Partners may be deemed to have sole voting and investment power over all such shares.

(6) Hovde Capital, L.L.C. is the General Partner of Financial Institution Partners II, L.P. As of January 31, 1998, neither Hovde Capital, L.L.C. nor Financial Institution Partners II, L.P. beneficially owned any shares of Common Stock. On February 11, 1998, Financial Institution Partners II, L.P. purchased 100,000 shares of Common Stock, or 6.28% of the outstanding voting shares of the Company. Hovde Capital, L.L.C. and Financial Institution Partners II, L.P. may be deemed to have shared voting and investment powers over all such shares.

(7) Salem Investment Counselors, Inc. beneficially owns 98,848 shares and may be deemed to have sole voting and investment power over all such shares.

(8)     David G. Booth and Jane Marvel Garnett are married to each other.

(9) Includes 1,028 shares owned by Mr. Booth and 94,607 shares owned by Ms. Garnett. The Company makes no representation as to whether Mr. Booth and Ms. Garnett share voting or investment power with respect to their shares.


         The following table sets forth as of January 31, 1998 the beneficial ownership of Common Stock by all directors and nominees, each of the named executive officers, and directors and executive officers of the Company as a group. Unless otherwise indicated, each person listed below has sole voting and investment power over all shares beneficially owned by such person.

                                Number of Shares    Number of Shares
                                with Sole Voting      with Shared
                                 and Investment        Voting and        Total Number     Percent of
Name of Beneficial Owner            Power(6)        Investment Power      of Shares         Class
------------------------            --------        ----------------      ---------         -----

R. Roderick Porter                    24,241             155,545          179,786(2)        10.74

Neil J. Call                          40,340                -0-            40,340(3)         2.52

David de Give                         68,541               2,297           70,838            4.35

Georgia S. Derrico                   155,545              24,241          179,786(2)        10.74

John L. Marcellus                     15,008                 640           15,648(4)        * (1)

Virginia Jenkins                       2,263                -0-             2,263           * (1)

Michael P. Rucker                     12,618              64,365           76,983(5)         4.82

William H. Lagos                      33,290                 534           33,824            2.11



                                      -7-

                                Number of Shares    Number of Shares
                                with Sole Voting      with Shared
                                 and Investment        Voting and        Total Number     Percent of
Name of Beneficial Owner            Power(6)        Investment Power      of Shares         Class
------------------------            --------        ----------------      ---------         -----

Linda Sandridge                       12,821                 -0-           12,821           * (1)

Laura L. Vergot                       10,463                  78           10,541           * (1)

Directors and Officers as a
Group (10 persons)                   375,130             247,700          443,044           25.30

_______________________________

(1) Ms. Jenkins, Mr. Marcellus, Ms. Sandridge and Ms. Vergot own less than 1% of the outstanding shares of Common Stock.

(2) Includes (a) 78,689 shares owned individually by Ms. Derrico over which she has sole voting and investment power and 76,856 shares that Ms. Derrico may acquire pursuant to the exercise of stock options; and (b) 20,202 shares of Common Stock and 4,039 shares of convertible preferred stock owned individually by Mr. Porter over which he has sole investment power. Ms. Derrico and Mr. Porter disclaim beneficial ownership of each other's shares.

(3) Includes 33,331 shares of Common Stock and 7,009 shares of convertible preferred stock.

(4) Includes 13,427 shares of Common Stock and 2,221 shares of convertible preferred stock.

(5) Includes 11,627 shares of Common Stock and 991 shares of convertible preferred stock owned by Michael Rucker, 5,973 shares of Common Stock and 2,402 shares of convertible preferred stock owned by Derek Rucker, 8,378 shares of Common Stock owned by Lucy Jones, 5,025 shares of Common Stock owned by Susan Jones Cooper, 4,832 shares of Common Stock owned by David Dodrill and 37,755 shares of Common Stock owned by Rucker Realty and persons associated with Rucker Realty. The Company makes no representation as to whether any of these persons, individually or in any combination, share voting or investment power with any other or with Rucker Realty with respect to their shares.

(6) The amounts in this column include shares of Common Stock with respect to which certain persons have the right to acquire beneficial ownership within sixty days after December 31, 1997, pursuant to the Company's 1986 Stock Option and Incentive Plan, as amended in 1987, and as superseded by the Company's 1993 Stock Option and Incentive Plan: Mr. de
        Give: 37,403 shares; Ms. Derrico: 76,856 shares; Mr. Lagos: 11,802 shares; Ms. Sandridge: 9,717 shares; Ms. Vergot: 7,298 shares; and the directors and officers as a group: 143,076 shares.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation

         The following table presents information relating to total compensation of the Chief Executive Officer and the other named executive officers of the Company for the years ended December 31, 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                      Long-Term
                                             Annual Compensation                       Compen-
                                             -------------------                       sation
                                                                                       ------
                                                                                     Securities
                                                                                     Underlying
Name and                                                           Other Annual        Options         All Other
Principal Position            Year       Salary         Bonus     Compensation(1)        (#)         Compensation(2)
------------------            ----       ------         -----     ---------------        ---         ---------------

Georgia S. Derrico            1997      $175,000      $175,000          --             10,000            $4,500
Chairman of the Board         1996       175,000       132,500          --             22,003             4,500
  and Chief Executive         1995       175,000       100,000          --             14,667             4,500
  Officer

David de Give                 1997       $84,240       $12,000          --              3,000            $2,887
Senior Vice President         1996        84,240        25,000          --             13,203             3,240
                              1995        78,000        25,000          --              8,800             3,108

William H. Lagos              1997       $87,125       $10,000          --              8,000            $2,913
Senior Vice President        1996(3)      51,875        12,500          --              8,802               500
  and Controller              1995       105,000        25,000          --              8,800             3,917

Linda Sandridge               1997       $51,120       $16,000          --              3,000            $  900
Senior Vice President         1996        46,960        10,000          --              1,652               900
                              1995        44,935         8,000          --              1,613               900

Laura L. Vergot               1997       $50,144       $16,000          --              3,000            $1,984
Senior Vice President         1996        44,615        10,000          --              1,652             1,640
                              1995        41,520         7,000          --              1,613             1,457

_________________________

(1) None of the named executive officers received Other Annual Compensation in excess of the lesser of $50,000 or 10% of combined salary and bonus for the years indicated.

(2) The amounts set forth in this column constitute contributions to the Company's 401(k) Plan.

(3) Mr. Lagos did not work for the Company from June 1, 1996 through November 30, 1996.

Option Grants in Last Fiscal Year

         The following table sets forth for the year ended December 31, 1997, the grants of stock options to the named executive officers:

                  OPTION GRANTS IN YEAR ENDED DECEMBER 31, 1997

                                                                                             Potential Realizable
                                                                                               Value at Assumed
                                                                                               Annual Rates of
                                                                                                 Stock Price
                                                                                               Appreciation for
                                               Individual Grants(1)                              Option Term
                            -------------------------------------------------------------        -----------
                                              Percent of
                             Number of       Total Options
                            Securities        Granted to
                            Underlying       Employees in      Exercise of
                              Options         Fiscal Year      Base Price      Expiration
Name                        Granted (#)         (%)(2)          ($/Share)         Date           5% ($)     10% ($)
----                        -----------         ------          ---------         ----           ------     -------

Georgia S. Derrico             10,000             31.75           16.00         7/31/07         260,623     414,999

David de Give                   3,000              9.52           16.00         7/31/07          78,187     124,500

William H. Lagos                3,000             25.40           13.75         1/30/07          67,192     106,992
                                5,000                             16.00         7/31/07         130,312     207,499

Linda Sandridge                 3,000              9.52           16.00         7/31/07          78,187     124,500

Laura L. Vergot                 3,000              9.52           16.00         7/31/07          78,187     124,500

________________________

(1) Stock options were awarded at the fair market value of the shares of Common Stock at the date of award and are exercisable after January 30, 1998 and July 31, 1998.

(2) Options to purchase 27,000 shares of Common Stock were granted to executive officers during the year ended December 31, 1997.

Option Exercises in Last Fiscal Year

         Set forth in the table below is information concerning each exercise of stock option during the fiscal year ended December 31, 1997 by each of the named executive officers and the year end value of unexercised options.

           AGGREGATED OPTION EXERCISES IN YEAR ENDED DECEMBER 31, 1997
                        AND FISCAL YEAR END OPTION VALUES

                                                                  Number of
                                                            Securities Underlying           Value of Unexercised
                                                             Unexercised Options            In-The-Money Options
                                                         at December 31, 1997 (#)(1)     at December 31, 1997 ($)(2)
                                                         ---------------------------     ----------------------------
                            Shares
                         Acquired on        Value
Name                     Exercise (#)   Realized ($)    Exercisable     Unexercisable    Exercisable    Unexercisable
----                     ------------   ------------    -----------     -------------    -----------    -------------

Georgia S. Derrico          12,907         103,256         76,856           10,000          857,690         60,000

David de Give                 --             --            37,403            3,000          398,830         18,000

William H. Lagos              --             --             8,802            8,000           73,585         54,750

Linda Sandridge               --             --             9,717            3,000          115,091         18,000

Laura L. Vergot               --             --             7,298            3,000           82,911         18,000

__________________________

(1)     Each of these Options relates to Common Stock.

(2) These values are based on $22.00, the closing price of Common Stock on December 31, 1997.


Employment Agreements

         The Company entered into an employment agreement with Ms. Derrico in 1996 for a term of three years with automatic one-year extensions. If, during the term of the agreement, there is a change in control of the Company and within 12 months thereafter Ms. Derrico's employment is terminated for good reason (as provided in the agreement) or on account of disability (as provided in the agreement), Ms. Derrico shall be entitled to receive severance pay equal to three times the sum of her annual base salary at its highest rate during the preceding 12 months and her highest annual bonus during the three preceding calendar years. The term "change in control" as used in Ms. Derrico's agreement shall refer generally to (i) the acquisition of 25% or more of the voting securities of the Company by any "person" (within the definition of Section 13(d) of the Exchange Act), (ii) the acquisition of 10% or more of the voting securities of the Company by any such person if the Board has made a determination that such acquisition constitutes or will constitute control of the Company, (iii) the approval by the Company's shareholders of an agreement to merge or consolidate with another corporation if the directors who constitute the Board six months prior to such approval cease to constitute a majority during the period therefrom and ending two years after such approval, and (iv) the sale by the Company of 80% or more of its assets to any such person.

         The Company entered into an employment agreement with Mr. Lagos in 1997 for a term of 18 months with automatic one-year extensions. If, during the term of the agreement, Mr. Lagos' employment is terminated in connection with or subsequent to a change of control of the Company by (i) the Company other than for cause or as a result of Mr. Lagos' death, disability or retirement, or (ii) Mr. Lagos for good reason (as provided in the agreement), Mr. Lagos shall be entitled to receive severance pay equal to 150% of the total cash compensation paid to him during the previous 12 months. The term "change in control" as used in his agreement shall refer generally to (i) the acquisition of 40% or more of the voting securities of the Company by any "person" or "group" (within the definition of Section 13(d) and 14(d) of the Exchange Act), (ii) a change in the composition of the Board to less than a majority of incumbent directors (as defined in the agreement), or (iii) the approval by the Company's shareholders of either a business combination with any other person or group, other than a merger or consolidation that would result in the Common Stock outstanding immediately prior thereto representing at least 50% of the Common Stock of the surviving entity outstanding immediately thereafter, or a plan of liquidation or sale or disposition of all or substantially all of the Company's assets.

Compensation of Directors

         Each member of the Board who was not an employee of the Company or any of its subsidiaries is paid (i) $500 for attendance at each Board meeting and
(ii) $150 for attendance at each meeting of a committee of the Board of which he or she is a member. Directors are not compensated for meetings conducted by teleconference. In addition, each director is paid an annual fee of $3,000. Employee members of the Board are not paid separately for their service on the Board or its committees.


                             DESIGNATION OF AUDITORS

         The Board has designated KPMG Peat Marwick LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ended December 31, 1997 and the fiscal year ending December 31, 1998, subject to shareholder ratification. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

         The principal function of KPMG Peat Marwick LLP is to audit the consolidated financial statements of the Company and its subsidiaries and, in connection with that audit, to review certain related filings with the Securities and Exchange Commission and to conduct limited reviews of the financial statements included in each of the Company's quarterly reports.

         The Company's financial statements have previously been audited by Arthur Anderson LLP, Certified Public Accountants, for the fiscal year ended June 30, 1995, the six month period ended December 31, 1995, and the year ended December 31, 1996. On June 26, 1997, Arthur Anderson LLP was terminated as independent auditors for the Company. Arthur Anderson LLP's reports on the Company's financial statements for the last two years of Arthur Anderson LLP's engagement did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. For the Company's last two fiscal years and any interim periods preceding Arthur Anderson LLP's termination, there was no disagreement with Arthur Anderson LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Anderson LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

         The Company engaged the services of KPMG Peat Marwick LLP as its independent accountants as of June 26, 1997. During the two most recent fiscal years and the interim period prior to June 26, 1997, the Company did not consult with KPMG Peat Marwick LLP on items which (i) were or should have been subject to SAS 50 or (ii) concern the subject matter of a disagreement or reportable event with the former auditor as described in Item 304(a)(2) of Regulation S-K under the Exchange Act.


                              FINANCIAL STATEMENTS

         A copy of the Company's Annual Report on Form 10-K for the period ended December 31, 1997, to be filed with the Securities and Exchange Commission, will be provided on written request without charge to any shareholder whose proxy is being solicited by the Board. The written request should be directed to:

                               Lynette D. Ridgley
                              Shareholder Relations
                        Southern Financial Bancorp, Inc.
                                37 E. Main Street
                            Warrenton, Virginia 20186



                        PROPOSALS FOR 1999 ANNUAL MEETING

         Any shareholder desiring to make a proposal to be acted upon at the 1999 annual meeting of shareholders must present such proposal to the Company at its principal office at 37 E. Main Street, Warrenton, Virginia, not later than November 20, 1998, in order for the proposal to be considered for inclusion in the Company's proxy statement. The Company anticipates holding the 1999 annual meeting on April 22, 1999.


                                  OTHER MATTERS

         The Board is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                       By Order of the Board of Directors



                                       Mary F. Henward, Secretary

                        SOUTHERN FINANCIAL BANCORP, INC.
                               37 E. Main Street
                           Warrenton, Virginia 22186
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                  Proxy is Solicited by the Board of Directors

         The undersigned hereby appoints Mary F. Henward, Georgia S. Derrico, and William H. Lagos as proxies (and if the undersigned is a proxy, as substitute), each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Common Stock of Southern Financial Bancorp, Inc. (the "Corporation") held of record by the undersigned on February 28, 1998 at the Annual Meeting of Shareholders to be held on April 23, 1998, or any adjournment thereof.

         The  Board of  Directors  recommends  a vote FOR each of the  following
Proposals:

1.       Election of two directors for a three-year term.

             _                                               _
            |_|  FOR all nominees                           |_|  WITHHOLD AUTHORITY to
                 listed below                                    vote for all nominees
                 (except as marked to the contrary)

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in list below.)

                   Georgia S. Derrico, John L. Marcellus, Jr.


2. To ratify the designation of KPMG Peat Marwick LLP as independent certified public accountants for the fiscal year ended December 31, 1997 and the fiscal year ending December 31, 1998.
          _                            _                              _
         |_| FOR                      |_| AGAINST                    |_| ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of Proposals 1 and 2.

         Please sign exactly as the name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or agent, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         Date:  _______________, 1998        ___________________________________
                                                          Signature
         Printed Name:

         ____________________________        ___________________________________
                                                  Signature, if held jointly
         Number of Shares:
                                                                                       _
         ____________________                I plan to attend the meeting in person   |_| Yes
                                                                                       _
                                                                                      |_| No


                Please mail this form in the enclosed envelope.